UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

INMED PHARMACEUTICALS INC.

(Exact Name of Company as Specified in Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc.
Suite 1445 - 885 W. Georgia Street,
Vancouver, B.C.
Canada	V6C 3E8
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities law, which includes, but are not limited to, statements with respect to the InMed Pharmaceuticals Inc.’s (the “Company”) anticipated plans related to its business strategy, and other matters that may occur in the future. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. We may, in some cases, use words such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “will”, “would”, “anticipate” and similar expressions that convey uncertainty of future events or outcomes to identify these forward-looking statements. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements.

This Current Report on Form 8-K responds to the following items:

Item 1.01 Entry into a Definitive Material Agreement

Item 4.01 Changes in Registrant’s Certifying Accountant

Item 5.07 Submission of Matters to a Vote of Security Holders

Item 9.01. Financial Statements and Exhibits

Item 1.01 Entry into a Definitive Material Agreement

On June 13, 2025, the Company and Yorkville entered into that certain Amendment to Standby Equity Purchase Agreement (the “Amendment”), pursuant to which the Company and Yorkville agreed to amend certain of the provisions set forth under Section 6.02 of the SEPA.

Pursuant to the Amendment, the Company may, from time to time, suspend, in its sole discretion, the use of the Registration Statement related to the Common Shares under the SEPA by providing written notice to Yorkville in the event that the Company determines in good faith that such suspension is necessary: (A) to delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interest of the Company; or (B) to amend or supplement the Registration Statement or Prospectus so that the Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a “Black Out Period”). During any such Black Out Period, Yorkville has agreed not to sell any Common Shares pursuant to the Registration Statement, but it may sell Common Shares pursuant to an exemption from the registration requirements under U.S. securities laws subject to compliance with all applicable laws. Further, pursuant to the Amendment, the Company agreed to not impose any Black Out Period that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, nonpublic information is made during a Black Out Period, the Black Out Period shall terminate immediately after such announcement, and the Company shall be obligated to immediately notify Yorkville of the termination of the Black Out Period.

The foregoing is solely a summary of the material terms of the Amendment, does not purport to be a complete description of the rights and obligations of the parties thereunder, and such summary is qualified in its entirety in all respects by reference to the Amendment, a copy of which is filed as 10.1 to this Current Report on Form 8-K, as well as the version of the SEPA filed with the SEC on December 17, 2024. All capitalized terms used but not defined in this Item 1.01 have the meanings ascribed to them in the SEPA.

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 1, 2024, CBIZ CPAs P.C. (“CBIZ”) acquired the attest business of Marcum LLP (“Marcum”). As a result of the acquisition of the Marcum attestation business, on June 12, 2025, the Company was notified by Marcum that Marcum will resign effective June 12, 2025. On June 12, 2025, the Audit Committee of the Company’s Board of Directors (the “Board”) accepted the resignation of Marcum and approved the engagement of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

The report of Marcum regarding the Company’s consolidated financial statements for the fiscal year ended June 30, 2024, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion of an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2024 and 2023, and through June 12, 2025, the date Marcum informed the Company of its resignation effective June 12, 2025, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness related to the adequacy of resources available to respond to financial reporting matters other than in the normal course of business that was previously disclosed under the heading “Item 9A. Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023. Specifically, such material weakness resulted in certain material audit adjustments in the year ended June 30, 2022 related to the presentation of pre-funded warrants associated with a financing transaction and the fair value on the purchase consideration for the acquisition of BayMedica Inc. Management determined that the foregoing material weakness was remediated as of June 30, 2024.

During the fiscal years ended June 30, 2024 and 2023 and through June 12, 2025, the date Marcum informed the Company of its resignation effective June 12, 2025, neither the Company nor anyone on the Company’s behalf consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s consolidated financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Marcum furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated June 12, 2025, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2025, the Company held a special meeting of its shareholders (the “Special Meeting”), as communicated in the Company’s definitive proxy statement on Schedule 14A previously filed with the SEC on May 16, 2025 (the “Proxy Statement”). The Company called the Special Meeting for the purpose of approving, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of 20% or more of the Company’s issued and outstanding Common Shares pursuant to the SEPA (the “Share Issuance Proposal”).

After counting the number of Common Shares present in person and by proxy, it was determined that a quorum for the transaction of business at the Special Meeting was not present. While approximately 60% of the voted Common Shares were in favor of the Share Issuance Proposal, in the absence of a quorum, no business was able to be conducted at the Special Meeting, including a vote on the Share Issuance Proposal. The Board continues to assess whether the Company will (x) hold a subsequent special meeting of its shareholders at a later date with respect to the Share Issuance Proposal and/or (y) include the Share Issuance Proposal in its definitive proxy statement for the Company’s 2025 annual general meeting of shareholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are being filed herewith:

Exhibit No	Description
10.1	Amendment to Standby Equity Purchase Agreement, dated as of June 13, 2025, by and between the Company and YA II PN, LTD.
16.1	Letter from Marcum LLP, dated June 12, 2025, addressed to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: June 13, 2025	By:	/s/ Eric A. Adams
Eric A. Adams
President and CEO

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